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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 17, 2005
                            -------------------------

                                 INTERLAND, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

               MINNESOTA                               000-17932                             41-1404301
---------------------------------------- -------------------------------------- --------------------------------------
     (State or Other Jurisdiction              (Commission File Number)                     (IRS Employer
           of Incorporation)                                                             Identification No.)

            303 PEACHTREE CENTER AVENUE, SUITE 500, ATLANTA, GA 30303
               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (404) 260-2721

                                       N/A
          (Former name or former address, if changed since last report)

                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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


SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Employment Agreement with Mr. Pitrolo

     On October 17, 2005, Interland, Inc. ("Interland" or the "Company") appointed Richard A. Pitrolo as Chief Operations Officer, as announced in the press release (Exhibit 99.1 to this Form 8-K, the "Press Release"). Mr. Pitrolo will continue to serve under the terms of his Employment Agreement, a copy of which is filed as Exhibit 10.126 to the Company's Form 10-Q for the quarter ended May 31, 2005, except that Mr. Pitrolo's title was changed and his salary has been increased to $185,000 per year. Mr. Pitrolo will be responsible for substantially all of the operations staff and functions of the Company.

Separation Agreement and Release with Mr. Shulman

     On October 17, 2005, Allen L. Shulman resigned as Chief Operating Officer. In connection with the resignation and as further described under Item 5.02 below, the contents of which are incorporated hereunder by reference, Mr. Shulman and the Company entered into a Separation Agreement and Mutual Release of Claims, executed October 18, 2005 (the "Separation Agreement"), which specifies the terms of Mr. Shulman's retirement and supersedes the severance provisions of his employment agreement. Mr. Shulman has the legal right to revoke the Separation Agreement until 21 days after the date of the Separation Agreement. The Separation Agreement is filed with this Form 8-K as Exhibit 10.1 and incorporated in this Item by this reference. The material terms of the Separation Agreement include the following:

o    He is entitled to receive severance in the aggregate amount of $362,500.

o He is obligated to appear as a witness on behalf of the Company in certain pending litigation matters.

o He has agreed to surrender for cancellation all of his outstanding stock options.

o The agreement also contains mutual releases of all claims and causes of action and covenants not to sue.

o For further information regarding Mr. Shulman's compensation and employment arrangements, see the proxy statement contained in the Company's Schedule 14A filed August 15, 2005 (the "2005 Proxy Statement") and "Executive Compensation - Employment Arrangements," which is incorporated herein by reference, and the related exhibits filed with the Company's Form 10-K for the year ended August 31, 2004.

     Apart from his employment relationship with the Company and ownership of Company securities, and as previously disclosed in the Company's most recently filed annual proxy statement, Mr. Shulman has no material relationship with the Company.

Employment Arrangements with Executive Officers

               On October 12, 2005 the Compensation Committee of the Company approved certain changes to the Company's arrangements with several of its executive officers. The Board of Directors approved the Compensation Committees resolutions on October 17, 2005. These changes include the following:

o    The granting of Jeff Stibel the additional title of "President".

o Creation of the title of "Senior Vice President," a title connoting a management employee more senior than the rank of Vice President but less senior than the rank of Executive Vice President.

o Promotion of Gonzalo Troncoso to Executive Vice President and Chief Financial Officer with an increase in base compensation to $185,000.

o    Promotion of Chris Nowlin to Senior Vice President, Human Resources.

o Promotion of Jonathan Wilson to Senior Vice President, General Counsel with an increase in base compensation to $175,000 and the following persons to Senior Vice President with no change in base compensation: Glenn Hofmann and Peter Delgrosso.

o The grant of stock options to the following officers, at an exercise price of $2.86 per share, with such options to vest 33.3% on the first anniversary of the grant date and the remaining portion to vest in 24 succeeding monthly increments.

           Name                   Title              # of shares
           ---------------------- ------------------ -----------------------
           Rich Pitrolo           EVP, COO           50,000
           ---------------------- ------------------ -----------------------
           Gonzalo Troncoso       EVP, CFO           50,000
           ---------------------- ------------------ -----------------------
           Jonathan Wilson        SVP, GC            25,000
           ---------------------- ------------------ -----------------------


2006 Bonus Plan

     On October 12, 2005, the Compensation Committee approved a proposal to create a 2006 Bonus plan with potential bonuses in the ranges indicated below, subject to the discretion of the CEO to reward extraordinary contributions, with such plan to be funded subject to the Company's achievement of positive EBITDA profitability for calendar year 2006 (all accruals factored in, including the payment of the bonus):

                  EVP               0 - 50%
                  SVP               0 - 40%
                  VP                0 - 35%
                  Director          0 - 30%
                  Key contributor   0 - 10%

     Statements contained in this Form 8-K that are not purely historical are forward-looking statements and are being provided in reliance upon the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates," and similar expressions identify forward-looking statements. These forward-looking statements include but are not limited to statements regarding Interland's expectations of the effects of the restructuring; how far we have progressed in our strategic plan for our business; our expectation that the strategic changes will improve financial results, add transparency, and decrease costs; and anticipated costs associated as described at Items 2.05 below. All forward-looking statements are made as of the date hereof and are based on current management expectations and information available to it as of such date. The Company assumes no obligation to update any forward-looking statement. It is important to note that actual results could differ materially from historical results or those contemplated in the forward-looking statements. Forward-looking statements involve a number of risks and uncertainties, and include risks associated with our target markets and risks pertaining to our ability to successfully integrate the operations and personnel of prior acquisitions. Factors that could cause actual results to differ materially from expected results are identified in "Risk Factors" in the Company's Form 10-K for the year ended August 31, 2004 and Form 10-Q for the quarter ended May 31, 2005, and in the Company's other filings with the Securities and Exchange Commission. The Company does not undertake to update its forward-looking statements.


ITEM 1.02  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

     See Item 1.01 above regarding Mr. Shulman's departure. Although Mr. Shulman and the Company will be released from certain obligations under his employment agreement, he will remain obligated under other provisions, including the terms regarding competition, solicitation of customers and suppliers, and interference with or diversion of business.


SECTION 2 - FINANCIAL INFORMATION

ITEM 2.05   COSTS ASSOCIATED WITH EXIT OR DISPOSAL ACTIVITIES

Transition Period Restructuring Plan

     On October 18, 2005, Interland issued a press release announcing a restructuring of its organization, effective immediately. The Company anticipates that the restructuring will be substantially completed by the end of January 2006. As a result of this restructuring, the Company currently expects to record restructuring charges of approximately $0.6 to $0.7 million during the quarter ended November 30, 2005, which restructuring charges consist entirely of termination benefits to terminated employees. Substantially all of these restructuring charges will result in future cash expenditures. These items are preliminary estimates, and are subject to change as the Company reassesses the financial impact.


SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

Designation of Officers

     On October 17, 2005 the Board of Directors created the title of Executive Vice President to connote a Vice President of the Company who is also an "officer" for purposes of Section 16 of the Securities Exchange Act of 1934. As of October 17, 2005, the Company has two such Executive Vice Presidents: Richard Pitrolo, its Chief Operations Officer, and Gonzalo Troncoso, its Chief Financial Officer. In addition, Jonathan B. Wilson, the Company's Senior Vice President and General Counsel is also an "officer" for purposes of Section 16 of the Securities Exchange Act of 1934. At the same time the Board of Directors awarded the Chief Executive Officer Jeffrey M. Stibel the additional title of President.

Succession  of Chief Operating Officer

     Mr. Shulman has resigned as President and Chief Operating Officer, as described above under Items 1.01 and 1.02, the contents of which are incorporated herein by reference. As previously described at Item 1.01, the Company's Board of Directors appointed Mr. Pitrolo to the position of Chief
Operating Officer, effective as of October 17, 2005. See Item 1.01 above for a description of Mr. Shulman's Separation Agreement and Mr. Pitrolo's Employment Agreement.

     Mr. Pitrolo's Business Experience.

     Since November 2003, Richard Pitrolo has served as Vice President of Service Delivery, overseeing all functions of the Service Delivery team. Prior to Interland, he served as Vice President of North American CRM Operations for Stream International (Solectron), from November 2002 to November 2003 and Vice President of Operations Planning from June 2000 to November 2002. He also served as the Director of Operations and Support for Inacom from August 1998 to June 2000, President and General Manager of PC Technology Services from June 1997 to July 1998, and Manager of Advanced Services at Gateway 2000 from April 1995 to June 1997. Mr. Pitrolo holds a Bachelor's Degree in Business Administration from the University of Central Oklahoma.

     Certain Relationships and Transactions. There are no material relationships between Mr. Pitrolo and the Company other than Mr. Pitrolo's position with the Company and his ownership of Company securities.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On October 17, 2005, the Board of Directors of Interland (the "Company") approved the change of the Company's fiscal year end from August 31 to December
31. An Annual Report on Form 10-K for the fiscal year ended August 31, 2005 will be filed with the Securities and Exchange Commission ("SEC") on or before November 14, 2005; a Quarterly Report on Form 10-Q for the quarter ending November 30, 2005 will be filed with the SEC on or before January 9, 2006, and a Transition Report on Form 10-Q for the four months ending December 31, 2005, will be filed with the SEC on or before February 9, 2006.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements.
         Not applicable

(b)      Pro Forma Financial Information.
         Not applicable

(c)      Exhibits.

Exhibit
Number         Description
-------        -----------

10.1 Form of Separation Agreement and Mutual Release of All Claims executed October 18, 2005 by and between Interland, Inc. and Allen L. Shulman

99.1           Press Release dated October 18, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Interland, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 18, 2005                 INTERLAND, INC.


                                         By:  /s/ Gonzalo Troncoso
                                              ----------------------------------
                                              Gonzalo Troncoso
                                              Executive Vice President and Chief
                                              Financial Officer
                                              (Principal Financial Officer)

                                  EXHIBIT INDEX

Exhibit
Number         Description
-------        -----------

10.1 Form of Separation Agreement and Mutual Release of All Claims executed October 18, 2005 by and between Interland, Inc. and Allen L. Shulman

99.1           Press Release dated October 18, 2005




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